Janus Investment Fund

Janus Diversified Alternatives Fund

Supplement dated December 22, 2014
to Currently Effective Prospectuses

The following replaces in its entirety the first bullet point under “Availability of Portfolio Holdings Information” found in the Shareholder’s Guide (or Shareholder’s Manual if you hold Class D Shares) of the Prospectus.

•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janus.com/info (or, if applicable, under the Fund’s Holdings & Details tab at janus.com/allfunds if you hold Class D Shares).

The Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement, as well as preapproval of the Chief Compliance Officer and of the Fund’s portfolio managers.

Please check the Fund’s websites for information regarding disclosure of portfolio holdings.

Please retain this Supplement with your records.

Janus Investment Fund

Janus Diversified Alternatives Fund

Supplement dated December 22, 2014
to Currently Effective Statement of Additional Information

The following replaces in its entirety the first bullet point under “Portfolio Holdings Disclosure Policies and Procedures” section of the Statement of Additional Information:

•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janus.com/info (or under the Fund’s Holdings & Details tab at janus.com/allfunds if you hold Class D Shares).

The Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement, as well as preapproval of the Chief Compliance Officer and of the Fund’s portfolio managers.

Please check the Fund’s websites for information regarding disclosure of portfolio holdings.

Please retain this Supplement with your records.